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                                                                    EXHIBIT 10.4


                            STOCK PURCHASE AGREEMENT

                                    BETWEEN

                          ORVILLE HOMER MILLER, et al

                                     SELLER

                                      AND

                            SUMMIT LIFE CORPORATION

                                     BUYER

                                OCTOBER 15, 1998

                            STOCK PURCHASE AGREEMENT

    THIS AGREEMENT is made and entered into effective the 15thday of October, 1998 by and among SUMMIT LIFE CORPORATION, an Oklahoma Corporation (the "Buyer"), together with the Shareholders, whose name(s) appear below and on the signature page hereof and collectively referred to as (the "Seller").

                                  WITNESSETH:

    The Seller owns 104,000 shares (1OO%) of the issued and outstanding capital stock of Great Midwest Life Insurance Company ("Great"), a Texas Corporation.

    The Buyer wishes to purchase and the Seller wishes to sell air of the issued and outstanding stock of Great that it owns.

    In consideration of the mutual promises set forth in this Agreement, the parties agree as follows:

                             I. SALE OF THE SHARES

    1.01  Description of the Shares.

          A. There is presently authorized 200,000 shares of the $1.00 par value common stock of Great, of which 104,000 common shares are issued and outstanding, which shares are owned as follows: (copies of the certificates of which are attached hereto, together with copies of the Articles and By-law:, as Exhibit "1"). The rights, duties, obligations and preferences of the various classes of stock are set forth in the Articles as shown on Exhibit "1".


           Shareholders:

Class "1" shareholder    Life Insurance Services Inc.   36,745    Common Shares

Class "2" shareholder    Orville Homer Miller           58,755    Common Shares

Class "3" shareholder    Barbara Crippen                 1,000    Common Shares

Class "3" shareholder    James Crippen                   1,000    Common Shares

Class "3" shareholder    Otis Ward                       2,500    Common Shares

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Class "3" shareholder    Harris Jensen                   2,000    Common Shares

Class "3" shareholder    Jerry Malesovas                 1,000    Common Shares

Class "3" shareholder    David Miller                    1,000    Common Shares

    1.02 Sale and Purchase of the Shares of Great. Subject to all the terms and conditions hereof, and in reliance upon the representations and warranties of the Buyer contained herein, the Seller hereby agrees to sell 100% of all of the authorized and issued shares of common stock of the Great which it owns and which, heretofore, have been authorized and/or issued, to the Buyer at the closing herein, and the Buyer, subject to all the terms and conditions hereof, and in specific reliance upon the representations and warranties of the Seller contained herein, fully agrees to purchase the shares of Great from the Seller for the Purchase Price and in the manner set forth below.

                          II. TERMS OF THE TRANSACTION

    2.01  Purchase Price.

          A. The Purchase Price Per share for the stock to be purchased pursuant to this Agreement shall be based upon an amount equal to the capital and surplus of Great, plus Two (2) times annual net premium, as agreed between Buyer and Seller at Closing, plus twenty-five thousand dollars ($25.000.00), divided by the number of outstanding shares as set forth in section 1.01 for the Class 1, 2 and 3 shareholders, which sellers represent are the total shares outstanding. Buyer and Seller agree to value the capital and surplus at least forty-eight hours prior to the closing, which amount shall be the value of capital and surplus for purposes of this Agreement.

    2.02 Payment of the Purchase Price. The Purchase Price as set forth in Paragraph 2.01 shall be paid by the Buyer as follows:

          A. The sum of Ten Thousand Dollars ($10,000.00) as an earnest money deposit,

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to be deposited in the Lawyer Client Trust Account of the Law Firm of
Derryberry, Quigley, Solomon & Naifeh (the "Law Firm"), 4800 North Lincoln Boulevard, Oklahoma City, Oklahoma 73105, to be held by such firm in a non-interest bearing account in accordance with the terms of this Agreement and shall be applied, at closing, to the payment provided for in Paragraph B, below.

          B. The Purchase Price for the Class 2 and Class 3 Shareholders shall be paid in cash or certified funds at closing.

          C. The Purchase Price for the Class l Shareholder shall be paid pursuant to the terms of a Promissory Note (Exhibit "11") generally providing for Three (3) equal annual payments, together with interest on the unpaid balance at Six (6%) percent per annum; said note secured by a pledge of Summit Life Corporation Stock in an amount equal to One Hundred Ten (110%) percent of the outstanding balance, adjusted annually. A Stock Pledge Agreement is attached hereto as Exhibit "12". Initial valuation of the Summit Life Corporation Stock shall be that used in its I.P.O. filing now in registration five (5) dollars per share. Annual adjustments to said valuations shall be based on the average between the "bid and ask" price on the last available trading day of May of each year the Stock Pledge Agreement is in force.

          D. The Shares of Summit Life Corporation Stock shall be placed in Escrow with the Law Firm pursuant to an Escrow Agreement in form attached hereto as Exhibit "13".

    2.03 Financial Statement. As a condition precedent to Closing, Seller shall provide Buyer with the most recent unaudited Financial Statements current to the preceding Closing, specifically setting forth the capital and surplus of Great according to both GAAP (if so available) and the "Statutory" method of accounting. Exhibit "2" 9/30 plus adjustments as agreed.

    2.04  Conditions Precedent to Closing As a condition precedent to Closing:

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          A.  Buyer shall have had a period of sixty (60) days from October, 15,
1998 in which to examine all of the books, records, and documents of Great together with all Exhibits as set forth in this Agreement which are to be provided by Seller to Buyer for Buyer's review in which to satisfy itself as to the condition of Great

          (i) Buyer shall have the right to notify Seller of any reasons, in Buyer's sole discretion, during the inspection period for terminating this contract by written notice to Seller. For purposes of this Agreement notice as set forth in Paragraph 10.11 shall, constitute notice to all shareholders.

          (ii) In the event Seller is unwilling or unable to correct such objections to the sale or in the event Buyer, in its sole discretion, terminates this Agreement for any reason during the inspection period, the earnest money shall be returned to Buyer as Buyers only remedy and all respective rights and obligations of the parties shall cease.

          (iii) In the event Seller corrects such objections or Buyer does not terminate this Agreement as provided herein during the inspection period as provided herein subject only to paragraph 2.05 of this Agreement the earnest money deposit shall belong to Seller not withstanding the termination of the contract on Buyer's part.

    2.05  Closing Contingencies.

          A. The closing of this transaction shall be specifically contingent upon the Buyer receiving approval as a Buyer by the Insurance Department of the state of Texas. The Buyer shall make diligent application to the Insurance Department of the State of Texas

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for its approval of this transaction and shall comply with such reasonable requirements of the Insurance Department of the State of Texas for its approval. Seller agrees to assist and cooperate with Buyer in the application process at no cost to Seller other than those provided for in this Agreement.

          B. If this agreement is not approved by the Insurance Department of the State of Texas through no fault of Buyer, then at Buyer's option this Agreement may be canceled and the earnest money retained by Buyer and all negotiations of both parties shall terminate without further obligation.

          C. If the Insurance Department of the State of Texas has not approved the purchase contemplated herein within six (6) months from October 15, 1998, Seller may terminate this agreement by written notice to Buyer.

                                  III. CLOSING

    3.01 Time and Place and Obligations to Close. The Closing of the sale and purchase of the Shares will take place on or before the tenth (10th) business day after the receipt of the order containing final approval of this transaction by the Texas Department of Insurance. Closing shall be held at the offices of Great, 8344 E R L Thorton, Dallas, TX 75228 at 2:00 p.m., or at such other time and place as the parties may mutually agree upon.

    3.02 Deliveries by the Seller, At the Closing, the Seller will deliver to the Buyer the following:

          A. Certificates representing the Shares accompanied by stock powers duly executed in blank and otherwise in form acceptable for transfer on the books of Company.

          B. The stock books, stock ledgers, minute books and corporate seal of all other records, books and documents of Great which are located in or without the corporate premises of Great.

          C.  Resignation of all officers and directors of Great.

          D.  Certificates of compliance with this Agreement under Paragraph
5.01 hereof.

    3.03 Deliveries by the Buyer. At the Closing, the Buyer will deliver to the Seller

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the following:

          A. The Buyer's bank's cashier's checks for the cash portion of the Purchase Price due at Closing.

          B. The Buyer's Promissory Note as it pertains to the Class I shares, together with the Stock Pledge Agreement, Escrow Agreement and shares to be escrowed.

                IV.  RESTRICTION ON THE CONDUCT PENDING CLOSING

    During the period pending Closing, the Seller agrees that except as otherwise consented to by the Buyer in writing, the Seller will comply with the following as regard Great:

    4.01 Mortgage. Pledge. Etc. The Seller will not permit or allow any of the properties or assets, real, personal, or mixed, tangible, or intangible, of Great to be mortgaged, pledged, or subjected to any lien or encumbrance.

    4.02 Waived Rights. Etc. The Seller will not cancel or allow any other debts or claims, or waive any rights of substantial value, or sell or transfer any of Great's properties or assets, real, personal, or mixed, tangible, or intangible, except in the ordinary course of business and consistent with past practice.

    4.03 The Seller will not grant or allow any general uniform increase in the compensation of Great's employees (including, without limitation, any increase pursuant to any bonus, pension, profit-sharing, or other plan or commitment), or any increase in any compensation payable or to become payable to any officer or employee, and no such increase (whether general or otherwise) is required by any agreement, plan, statute, or regulation.

    4.04 Capital Expenditures The Seller will not make or allow any capital expenditures or commitments by Great.

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    4.05  Accounting.  The Seller will not make any material change in any method of accounting or accounting practice for Great, except as otherwise - required by law.

    4.06 Payments to Officers. The Sel1er will not pay, loan, or advance any amount to, or sell, transfer, or lease any properties or assets (real, personal, or mixed, tangible or intangible) to, or enter into any agreement or arrangement with Great's officers or directors or any "affiliate" or "associate" of any such officers or directors (as such terms are defined in the rules and regulations of the Securities and Exchange Commission under the Securities Act of 1933, as amended), except for compensation to officers, and reimbursement of expenses incurred by employees in connections with their current employment, nor will it allow any such occurrences, except in the ordinary course of business consistent with past practices and disclosed to Buyer.

    4.07 Dividends. The Seller will not declare or pay any dividend, or declare or make any distribution on, or directly or indirectly redeem, purchase, or otherwise acquire any Shares of Great's outstanding capital stock, nor will it allow any such occurrence.

    4.08 Reinsurance. The Seller will provide Buyer with copies of all reinsurance, all direct business and provide agreements or treaties currently in force together with all changes, addendums, and endorsements.

    4.09 The Seller will use commercially reasonable efforts to keep all agent's contractual relationships with Great and shall renew any such arrangements so needed prior to Closing.

    4.10 The Seller will maintain, renew, and keep in full force and effect Great's corporate existence, rights, and franchises. The Seller will not amend the Great's charter or by-laws and will duly comply with all laws, rules, and regulations applicable to the Great and to the conduct of its business.

    4.11 Merger. Etc The Seller: will not merge or consolidate Great with any other person, firm

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or corporation or acquire any new business through the Great or in any manner, which involves the assets of Great other than proper insurance sales.

    4.12 Changes. The Seller will not suffer any damage, destruction or loss (whether or not covered by insurance) affecting Great's properties, business or prospects, or waive any rights of substantial value.

               V.  CONDITIONS OF THE BUYER'S OBLIGATIONS

    All obligations of the Buyer are subject to the fulfillment, as an absolute condition precedent to performance hereunder, prior to or at the Closing, of each of the following conditions by the Seller:

    5.01 Performance The Seller shall have performed and complied with all agreements, obligations, and conditions required by this Agreement to be so performed or complied with and a certificate signed by the Seller to such effect shall be delivered to the Buyer at the Closing.

    5.02 Consents. All consents from third parties required to consummate the transactions contemplated by this agreement shall have been obtained.

    5.03. Resignations The Buyer shall have received the undated resignations of all of the Great's directors and officers.

    5.04 Financial Condition, That Buyer shall have satisfied itself of financial condition of the Great which is accurately reflected in the financial statement attached as Exhibit "2". and shall be satisfied that there has been no material change in the financial condition of Great; as reflected in the financial statement through the Closing.

    5.05 Approval. On or before the date of Closing. the Commissioner of Insurance of Texas has given his consent and approval to the consummation of this Agreement.

    5.06 Special Representation. The Buyer shall have received from Seller, a special representation, acceptable to the Buyer, to the effect that:

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          A.  Seller, if a corporation is duly organized and existing in good standing under the laws of the State of Texas, and is entitled to own or lease its properties and. to carry on its business as and in the places where such properties are now owned, leased or operated and such business is now conducted; and that Seller has taken proper corporate action to approve such sale.

          B. The Seller, whether corporate or otherwise, has full power and authority to convey assign, transfer and deliver the shares of stock to be transferred hereunder.

          C. The Seller, whether corporate or otherwise, has full power to execute this agreement and bind the parties they represent.

               VI.  REPRESENTATIONS AND WARRANTIES OF THE SELLER

    The Seller hereby represents and warrants as follows:

    6.01 Title to the Shares. It collectively owns and individually owns the shares set opposite such sellers name, and will transfer to the Buyer at the Closing, good, valid, and marketable title to the 104,000 Shares of stock of Great free, and clear of all liens, claims, options, changes, encumbrances whatsoever as described on Exhibit "3", if any, and that the Seller owns all issued and outstanding Shares of the Great that this agreement pertains to. At the time of Closing, there will be no outstanding options, warrants, or rights to purchase or acquire any of the stock of Great.

    6.02 Valid and Binding Agreement. This Agreement constitutes a valid and binding Agreement of the Seller, enforceable in accordance with its terms, and neither the execution and delivery of this agreement, nor , subject to the receipt of approval of the Insurance Commissioner of Texas, the consummation by the Seller of the transactions contemplated hereby (a) violates or will violate the certificate of incorporation or bylaw of Great, or any statute or law or any rule, regulation or order of any

                                       10
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court of governmental authority, or (b) violates or will violate or conflicts with or will conflict with, or constitutes a default under or will constitute a default under, any contract, commitment, agreement, understanding, arrangement, or restriction of any kind to which the Seller of Great is a party, or by which any of such parties is bound.

    6.03  Organization of Great.

          A. Great is a corporation duly organized, validly existing,. and in good standing under the laws of Texas and has the corporate power and authority to carry on its business as presently conducted in all states where it is licensed or admitted to do business or is doing business.

          B. Copies of the charter (Articles of Incorporation) and all amendments thereto, of Great not previously provided as certified by the proper governmental official of the domiciliary state, and of its by-laws, as amended to date, as certified by its Secretary (all of which will be delivered to the Buyer one week in advance of Closing), are complete and correct copies of the charter and by-laws of Great, as amended and in effect on the date thereof.

    6.04  Capitalization of the Company.

          A. The authorized capital stock of Great consists of 200,000 shares of Common Stock) $1.00 par value, of which 107,800 shares are duly authorized, validly issued and of which 104,000 shares are outstanding, fully paid and non-assessable.

          B. Except for preemptive rights, if any, there are no outstanding options, warrants, or rights to purchase or acquire any issued, unissued, or treasury shares of capital stock or other securities of the Great, and no unissued or treasury shares of capital stock or other securities of the Great are reserved for issuance for any purpose and there are no contracts, commitments, agreements, understandings, arrangements, or restrictions to which any of the Great, or any of the Seller is party or by

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which any of them are bound relating to any shares of common stock or other securities of the Great, whether or not outstanding.

          C. The current financial condition of Great is accurately reflected in its financial statements attached as Exhibit "42", and there has been no material change in the financial condition of the Great as reflected in those financial statements, and there are no other debts, known or unknown liabilities, or obligations of the Great, whether accrued, absolute, contingent, or otherwise due or to become due (including without limitations, liabilities for taxes of any kind whatsoever), or arising out of transactions occurring, or any state of facts existing, on or prior to the date of such statements, to the date of closing

    6.05 Tax Returns. Great has duly filed all tax reports and returns required to be filed by it and has duly paid all taxes and other charges due or claimed to be due from it by Federal, State or Local taxing authorities (including, without limitation, those due in respect of its properties, income, franchise, licenses, sales, and payrolls).

    6.06 Leases. If required, Exhibit "4" hereto contains an accurate and complete description of the terms of all leases pursuant to which Great leases real or personal property. All such leases are, as of the date hereof, valid, enforceable in accordance with their terms, and in full force and effect without any default thereunder.

    6.07 Litigation. Except as set forth in Exhibit "5" hereto, there are no actions, proceedings, or investigations pending, or (to the best knowledge and belief of the Seller) threatened against Great, including without limitations, all matters involving claims or disputes with Great's agents; all matters arising out of reinsurance contracts and treaties, or any matters relating to or arising out of the insurance regulatory authority of any state; and neither Great nor the Seller know or has any reason to know of any

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basis for any such action, proceeding, or investigation. There is no event or condition of any kind or character pertaining to the business or assets of the Great that may materially and adversely affect any such business or assets.

    6.08 Bank Accounts At least one week prior to Closing, the Seller will deliver to the Buyer copies of all records, including all signature or authorization cards pertaining to such bank accounts.

    6.09 No Outstanding Contract. Great has ( i ) no outstanding contracts that are not cancelable by it on notice not more than (30) days and without liability, penalty, or premium, except those identified in Exhibit "6" or other Exhibits attached hereto, (ii) nor any collective bargaining agreements, or
(iii) any agreements that contain any severance or termination pay liability or obligations.

    6.10 No Powers of Attorney. Great has not given any power of attorney to any person, firm, or corporation for any purpose whatsoever other than in connection with the issuance of Notary undertakings. The amount and numbers given to each agent are contained in Exhibit "7" attached hereto.

    6.11  COMPLIANCE WITH APPLICABLE LAW.  To the best knowledge of Seller
Great has duly complied, in respect of its operations, real property, equipment, all other property, practices, and all other aspects of its business, with all applicable laws (whether statutory or otherwise), rules, regulations, orders ordinances, judgments, and decrees of all governmental authorities (Federal, State, Local or otherwise). Except as disclosed in Exhibit "14".

    6.12 Assets Necessary to Business. Great has good, valid, absolute and marketable title to all of its properties and assets, real, personal, and mixed, tangible and intangible, held in each case subject to no lease, mortgage, pledge, lien, charge, security interest, encumbrance, or restriction whatsoever; except as set forth in the financial statements attached hereto, as Exhibit "2". The furniture, fixtures, and equipment of the Great, if any, are in good condition and repair, reasonable wear and tear

                                       13
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excepted, as described in the inventory dated _________________ a copy of which is attached hereto as Exhibit "8".

    6.13 Unpaid Claims Except as reflected in the financial statement in Exhibit "2" there. were, as of the date of such balance sheet, no unpaid claims or other obligations due or owed with respect to any insurance policy or underwriting contract issued or reinsured by such company other than unreported claims and claims in process incurred in the ordinary course of business consistent with the past practice of such company.

    6.14 Reinsurance Agreement. Great's sole reinsurance agreements or treaties to which it is a party is as set forth and described on Exhibit "9" hereto, each of which is, on the date hereof, a valid and binding agreement of such company, enforceable in accordance with their terms, and in full force and effect, without any defaults thereunder Great has no knowledge nor any reason to believe that a party to such reinsurance agreements or treaties, is or will be unable to fully satisfy any claims, liabilities, obligations, or expenses which might arise thereunder.

    6.15 No Compensation Neither the Seller or Great has paid or agreed to pay any fee, commission, compensation or other valuable consideration whatsoever to any director, officer, agent of the Company, or employees, in any manner, aiding, promoting, or assisting in the consummation of the transactions contemplated by this Agreement.

    6.16 Disclosure No representation or warranty by the Seller in this Agreement, or in any writing attached hereto, contains or will contain any untrue statement of material fact or omits or will omit to state any material fact (of which any of the Seller or any of their directors or stockholders has knowledge or notice) required to make the statements herein or therein contained not misleading.

    6.17 Employment Contracts. There will be at Closing no employment contracts or

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agreements. written or verbal or any commitment, with any employee, officer or director of the Great extending Great's obligations beyond Closing.

    6.18 Executive Compensation. Except as disclosed in Exhibit "6", there are no executive or employee compensation plans, bonus or deferred compensation plans, stock appreciation rights, phantom stock plans or any employee pension benefit plans, as such terms are defined under "ERIAS", including but not limited to life insurance, health insurance, disability benefits, vacation pay. day care and legal services plans, qualified and nonqualified, and all other forms or types of benefit plans.

               VII.  REPRESENTATIONS AND WARRANTIES OF THE BUYER

    The Buyer hereby represents and warrants as follows

    7.01 Organization of the Buyer. The Buyer is Summit Life Corporation, an Oklahoma Corporation, validly organized and existing under the laws of the State of Oklahoma.

    7.02 Authorization. The execution and delivery of this Agreement by the Buyer and the consummation by the Buyer of the transactions contemplated hereby has been duly authorized.

    7.03 Valid and Binding Agreement. This Agreement constitutes a valid and binding agreement of the Buyer, enforceable in accordance with its terms.

    7.04 No Violation Neither the execution and delivery of this Agreement nor, subject to the receipt of approval of the Insurance Commissioner of the State of Texas, the consummation by the Buyer of the transactions contemplated hereby violates or will violate, or conflicts with or will conflict with, or constitutes a default or will constitute a default under Buyers Articles of Incorporation, Bylaws or any contract, commitment, agreement, indenture, understanding, arrangement, or restriction of any kind to which the Buyer is a party or by which the Buyer is bound.

    7.05 Investment Intent. The Buyer is acquiring the Shares of Great for its own account and

                                       15
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for investment and not with a view to any resale, distribution, subdivisions, or fractionalization thereof within the meaning of the Securities Act of 1933, as amended.

                       VIII.  OBLIGATIONS OP THE PARTIES

    Pending the Closing, and except as otherwise consented to the Buyer in writing, the Seller will cause the Company to, and Company will, comply with the following:

    8.01 Full Access. The Seller and Great will permit the Buyer and its counsel, accountants, actuaries, and other representatives, full access to its plants, properties, books and records in order that the Buyer may have full opportunity to make such investigations as it shall desire to make of the affairs of Great, and the officers of Great will furnish the Buyer with such additional financial and operating data and other information as to its business and property as the Buyer shall, from time to time, reasonably request, including, without limitation, information required for inclusion on any application or statement to be made to any governmental or regulatory body in connection with the transactions contemplated by this Agreement.

    8.02 Approvals. As promptly as is practicable. the Buyer shall make application for, diligently prosecute each application when made, and use its best efforts to obtain, all authorizations and approvals of regulatory bodies or officials, and all consents of third parties necessary to permit the consummation of the transactions contemplated hereby; and the Seller shall cooperate with and assist the Buyer, as requested, in the prosecution by it of all obligations, approvals and consents.

    8.03 Supplemental Information. From time to time prior to the Closing, the Seller will deliver to the Buyer supplemental information concerning events subsequent to the date hereof. for inclusion in any Exhibit required to be delivered by the Buyer, by the Seller, or Great hereunder, in order that any statement, representation, or warranty made in this Agreement, or in any such Exhibit, shall

                                       16
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continue to be true, complete, and correct in all respects.

    8.04 Financial Statements. The Seller will deliver to the Buyer such interim unaudited financial statements of Company as the Buyer may reasonably request.

                  IX. CONDITIONS OF THE SELLER'S OBLIGATIONS

    All obligations of the Seller under this Agreement are subject to the fulfillment, prior to or at the Closing of each of the following conditions:

    9.01 Performance. The Buyer shall have performed and complied with all agreements, obligations, and conditions required by this Agreement.

    9.02 Approval. This transaction must be approved by the Texas Department of Insurance.

                               X.  MISCELLANEOUS

    10.01 Materiality Unless otherwise specified, the word "material:" as used herein to limit or qualify any provision hereof shall mean:

          A. Either liability to or liability of Company in an amount of more than Five Thousand Dollars ($5,000.00) as to each such item so limited or qualified, and in an amount of more than Ten Thousand Dollars ($10,000.00) as to all such items so limited or qualified in the aggregate: or

          B. Of such a nature as to have an effect on the business or operations of Company to the extent that:

              1. It would cause the revocation, suspension, limitation, revocation, suspension, or limitation of any of Great's licenses or other approvals to do business in any state where the Company is now licensed; or

              2. The costs to the Buyer, including fines, penalties, and attorney's fees, of correcting or eliminating such effect exceed the amount set forth above.

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    10.02 Nature and Survival Representations and Warranties. The
representations and warranties contained in and made pursuant to this Agreement shall survive the execution and delivery of this Agreement and all inspections, examinations, and audits made at any time by at on behalf of any of the parties. Notwithstanding the foregoing, the survival of representations and warranties terminates as to any matter as to which Buyer has not given Seller written notice specifying the claimed breath prior to the expiration of two (2) years after the date of closing.

    10.03 Indemnifications.

          A. Indemnifications of Buyer. Seller hereby assumes and agrees to defend, indemnify, protect, save and keep harmless Buyer from and against any and a]l josses, damages, injuries, claims, demands and expenses, including legal expenses, or whatsoever kind and nature arising on account of or in any way relating to:

          1. Any breach or default by Seller in the performance of its obligations hereunder, or under any other agreement, instrument or document executed in connection herewith or therewith;

          2. Any material inaccurate representation by Seller in this Agreement; or

          3. Any breach of Seller of a warranty or representation made by them in this Agreement. It is understood and agreed, however, that Buyer shall give Seller reasonably prompt written notice of any claim or liability hereby indemnified against and that Seller shall be entitled to control the defense thereof.

          B. Indemnification of Sellers. Buyer hereby assumes and agrees to defend, indemnify, protect, save and keep harmless Seller from and against any and all losses, damages, injuries, claims, demands and expenses, including legal expenses, of whatsoever kind and nature arising on account of or in any way relating to:

          1. Any breach or default by Buyer in the performance of its obligations hereunder, or under any other agreement, instrument or document executed in connection hereunder, herewith or therewith;

          2.  Any material inaccurate representation by Buyer in this Agreement;
or

          3. Any breach of Buyer of a warranty or representation made by them in this Agreement. It is understood and agreed, however, that Seller shall give Buyer reasonably prompt written notice of any claim or liability hereby indemnified against and that Buyer shall be entitled to control the defense thereof.

    10.04 Termination.

          A. The Buyer shall have the right to terminate during the period from the date hereof to the Closing Date, if Buyer learns of any fact or condition with respect to Great which is at material variance with one or more of the warranties or representations of the Seller set forth in this Agreement.

          B. Either the Buyer or Seller may, at its election, waive any of its rights to terminate this Agreement under the foregoing provisions, and shall be deemed to have waived such rights upon completion of the closing under this Agreement.

          C. If the transaction under this Agreement shall not have closed by the above date because of the inability of the Seller or the Buyer by reason of causes beyond its respective control to carry out performance as contemplated by this Agreement, neither the Buyer, on the one hand, nor the Seller, on the other, shall be liable to the other for any loss, damage, or expenses, and the only remedy of either shall be to terminate this Agreement by notice to the other.

          D. In the event of Seller's failure to timely close this transaction, Seller agrees, in addition to any damages for which Seller may be liable, to reimburse Buyer for all of its out-of-pocket costs in preparing, negotiating and executing this Agreement.

           E. In the event any right of termination of Buyer is exercised, as provided herein, the earnest money deposit held as provided herein, shall be returned to the Buyer.

    10.05 Commissions The Seller and the Buyer acknowledge that there are no claims by any party for brokerage commissions or finder's fees in connection with the transactions contemplated by this Agreement except to REC Funding, LLC, who will be paid by Buyer under separate agreement. Seller and Buyer will indemnify and hold harmless the other from and against any and all claims or liabilities for brokerage commissions or finder's fees incurred by reason of any action taken by such other party.

    10.06 Expenses All fees and expenses incurred by the Seller in connection with the transactions contemplated by this Agreement shall be borne the Seller, and all fees and expenses incurred by the Buyer in connection with the transactions contemplated by this Agreement shall be borne by the Buyer.

    10.07 Further Assurances. The Seller agrees that it will, without further consideration, and at its own expense, execute and deliver such other documents, and take such other action9 as may reasonably be requested in order to more effectively consummate the transactions contemplated hereby.

    10.08 Parties in Interest All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of , and shall be enforceable by the representative personnel and legal representatives, successors, and assigns of the parties hereto.

    10.09 Entire Agreement; Amendments. This Agreement, including the Exhibits, schedules, lists and other documents referred to herein which form a part hereof, contains the entire understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties, covenants, or undertakings other than those expressly set forth herein. This Agreement may be amended only by a written instrument duly executed by the parties hereto or their respective successors or assigns. Any condition to a party's obligation hereunder may be waived by such party in writing.

    10.10 Headings. The Section and Paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretations of this Agreement.

    10.11 Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed, registered or certified mail, return receipt requested, postage prepaid:


           If to the Seller:  Homer Miller, President
                              Great Midwest Life Insurance Company
                              8344 E. R. L. Thornton #306
                              Dallas,TX75528

                              with a copy to:
                              Sam Perry
                              Sneed, Vine, Perry
                              901 Congress
                              Austin, Texas  78701

                              Summit Life Corporation
                              P.O. Box 15808
                              Del City, OK 73155
                              Attn:  James Smith

                              Donald B. Nevard
                              4800 N. Lincoln Blvd.
                              Oklahoma City, OK 73105

    10.12 Assignment The Buyer shall have the right to sell, assign, or transfer this Agreement without prior consent of Seller to an affiliated entity under common control with Buyer at any time during the term of this Agreement, and any such assignee shall acquire all of the rights and assume ill of the obligations of the Buyer under this Agreement, and Seller nor Buyer will be relieved of its obligations hereunder Any other assignment shall require approval of Seller, which approval shall not be unreasonably withheld,

    10.13 Attorney's Fees If any action at law or in equity, including an action for declaratory relief, is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorney's fees from the other party, which fees may be set by the court in the trial of such action or may be enforced in a separate action brought for that purpose, and which fees shall be in addition to any other relief which may be awarded.

    10.14 Governing Law This Agreement, the terms and conditions and obligations hereunder shall be governed and construed according to the laws of the State of Oklahoma.

    10.15 Counterpart Execution This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

    10.16 Gender. All personal pronouns used in this Agreement shall include the other whether used in the masculine or feminine or neuter gender, and the singular shall include the plural whenever and as often as may be appropriate.

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date adjacent to their signatures.

SELLER:    ORVILLE HOMER MILLER


           By:      /s/
              ----------------------------------

                       Dated:  October 29, 1998
                             ----------------------------------------

SELLER:    LIFE INSURANCE SERVICES, INC.

           By:      /s/
              ----------------------------------

                       Dated:    October 29, 1998
                             ----------------------------------------

SELLER:    BARBARA CRIPPEN

           By:
              ----------------------------------

                       Dated:
                             ----------------------------------------

SELLER:    JAMES CRIPPEN

           By:
              ----------------------------------

                       Dated:
                             ----------------------------------------

SELLER:    OTIS WARD

           By:
              ----------------------------------

                       Dated:
                             ----------------------------------------

SELLER:    HARRIS JENSEN

           By:
              ----------------------------------

                       Dated:
                             ----------------------------------------

SELLER:    JERRY MALESOVAS

           By:
              ----------------------------------

                       Dated:
                             ----------------------------------------

SELLER:    DAVID MILLER

           By:
              ----------------------------------

                       Dated:
                             ----------------------------------------

BUYER:    SUMMIT LIFE CORPORATION

           By:             /s/
              ----------------------------------

                       Title:  President
                             ----------------------------------------

                       Dated:  October 29, 1998
                             ----------------------------------------
Attest:
       --------------------------

EXHIBITS
--------

EXHIBIT "1"    Stock Certificates, Articles of Incerp6ration, Minutes and By-
               laws
EXHIBIT "2"    Financial Statements
EXHIBIT "3"    Liens, Claims, Options, Changes, and Encumbrances
EXHIBIT "4"    Leases
EXHIBIT "5"    Litigation

EXHIBIT "6"    Outstanding contracts
EXHIBIT "7"    Powers of Attorney

EXHIBIT "8"    Inventory
EXHIBIT "9"    Reinsurance Agreements
EXHIBIT "10"   Incumbency Certificate
EXHIBIT "11"   Promissory Note
EXHIBIT "12"   Stock Pledge Agreement
EXHIBIT "13"   Escrow Agreement